UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2012

CAPITAL BANK FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1601

Coral Gables, Florida 33134

(Address of principal executive offices)

 (305) 670-0200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

                Merger with TIB Financial Corp.

                On September 20, 2012, pursuant to the terms and conditions of the Plan of Merger, dated September 1, 2011 (the “TIB Plan of Merger”) by Capital Bank Financial Corp., a Delaware corporation (formerly known as North American Financial Holdings, Inc.) (the “Company”) and TIB Financial Corp., a Florida corporation and subsidiary of the Company (“TIB Financial”), TIB Financial merged with and into the Company, with the Company continuing as the surviving corporation (the “TIB Merger”).

                Pursuant to the TIB Plan of Merger, each share of TIB Financial common stock issued and outstanding immediately prior to the completion of the TIB Merger, except for shares for which appraisal rights are properly exercised and certain shares held by the Company or TIB Financial, was converted into the right to receive 0.7205 of a share of the Company’s Class A common stock, par value $0.01 per share (the “Company Common Stock”), plus cash in lieu of fractional shares.

                In addition, each option to purchase TIB Financial common stock granted by TIB Financial outstanding immediately prior to completion of the TIB Merger was converted into an option for shares of Company Common Stock, subject to the same terms and conditions that applied to the TIB Financial option before the effective time of the TIB Merger. The number of shares of Company Common Stock subject to these stock options, and the exercise price of the TIB Financial stock options, was adjusted based on the exchange ratio of 0.7205.

                This description of the TIB Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the TIB Plan of Merger, which is incorporated by reference to Exhibit 2.1.

                Merger with Green Bankshares, Inc.

                On September 20, 2012, pursuant to the terms and conditions of the Plan of Merger, dated September 8, 2011 (the “GRNB Plan of Merger”) by the Company and Green Bankshares, Inc., a Tennessee corporation and subsidiary of the Company (“Green Bankshares”), Green Bankshares merged with and into the Company, with the Company continuing as the surviving corporation (the “GRNB Merger”).

                Pursuant to the GRNB Plan of Merger, each share of Green Bankshares common stock issued and outstanding immediately prior to the completion of the GRNB Merger, except for certain shares held by the Company or Green Bankshares, was converted into the right to receive 0.0915 of a share of Company Common Stock, plus cash in lieu of fractional shares.

                In addition, each option to purchase, or cash-settled stock appreciation right based on, Green Bankshares common stock granted by Green Bankshares outstanding immediately prior to completion of the GRNB Merger was converted into an option for shares of, or a cash-settled stock appreciation right based on, Company Common Stock, subject to the same terms and conditions that applied to the Green Bankshares option or right before the effective time of the GRNB Merger. The number of shares of Company Common Stock subject to these stock options or stock appreciation rights, and the exercise price of the Green Bankshares stock options or stock appreciation rights, was adjusted based on the exchange ratio of 0.0915.

                This description of the GRNB Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the GRNB Plan of Merger, which is incorporated by reference to Exhibit 2.2.

Merger with Capital Bank Corp.

                On September 24, 2012, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated September 1, 2011 (the “CBKN Merger Agreement”) by and between the Company and Capital Bank Corporation, a North Carolina corporation and subsidiary of the Company (“Capital Bank Corp.”), Capital Bank Corp. merged with and into the Company, with the Company continuing as the surviving corporation (the “CBKN Merger”).

                Pursuant to the CBKN Merger Agreement, each share of Capital Bank Corp. common stock issued and outstanding immediately prior to the completion of the CBKN Merger, except for shares for which appraisal rights are properly exercised and certain shares held by the Company or Capital Bank Corp., was converted into the right to receive 0.1354 of a share of Company Common Stock, plus cash in lieu of fractional shares.

                In addition, each option to purchase Capital Bank Corp. common stock granted by Capital Bank Corp. outstanding immediately prior to completion of the CBKN Merger was converted into an option for shares of Company Common Stock, subject to the same terms and conditions that applied to the Capital Bank Corp. option before the effective time of the CBKN Merger. The number of shares of Company Common Stock subject to these stock options, and the exercise price of the Capital Bank Corp. stock options, was adjusted based on the exchange ratio of 0.1354.

                This description of the CBKN Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the CBKN Merger Agreement, which is incorporated by reference to Exhibit 2.3.

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

                The Company has previously filed the following financial statements: (1) Audited Statement of Assets Acquired and Liabilities Assumed of First National Bank of the South as of July 16, 2010, (2) Audited Statement of Assets Acquired and Liabilities Assumed of Metro Bank of Dade County as of July 16, 2010, (3) Audited Statement of Assets Acquired and Liabilities Assumed of Turnberry Bank as of July 16, 2010, (4) Audited Consolidated Financial Statements of TIB Financial, Capital Bank Corp. and Green Bankshares as of and for the years ended December 31, 2011, 2010 and 2009 and (5) Unaudited Consolidated Financial Statements of TIB Financial, Capital Bank Corp. and Green Bankshares as of and for the three and six months ended June 30, 2012 and 2011.  These financial statements, along with the Company Management’s discussion and analysis of the Company’s financial condition and results of operations were previously filed in the Registration Statement on Form S-4 of Capital Bank Financial Corp. (File No. 333-176796), as amended.

(b) Pro Forma Financial Information

                Pro forma financial information related to each of the mergers described above was previously filed in the Registration Statement on Form S-4 of Capital Bank Financial Corp. (File No. 333-176796), as amended.

(d) Exhibits

Exhibit No.	Description
2.1

Plan of Merger adopted by the Board of Directors of North American Financial Holdings, Inc. on September 1, 2011 (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of North American Financial Holdings, Inc. (File No. 333-176726), filed on September 8, 2011).

2.2

Plan of Merger adopted by the Board of Directors of North American Financial Holdings, Inc. on September 8, 2011 (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of North American Financial Holdings, Inc. (File No. 333-176796), filed on September 13, 2011).

2.3

Agreement and Plan of Merger, dated as of September 1, 2011, by and between North American Financial Holdings, Inc. and Capital Bank Corporation (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of North American Financial Holdings, Inc. (File No. 333-176725), filed on September 8, 2011).

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP.
Date: September 24, 2012	By:	/s/ Christopher G. Marshall
	Name:	Christopher G. Marshall
	Title:	Chief Financial Officer